EXHIBIT 10
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                                                                      Exhibit 10

                          INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees
USAA State-Tax Free Trust:

We consent to the use of our report dated May 3, 2002, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                  /S/ KPMG LLP


San Antonio, Texas
July 29, 2002

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